UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         May 22, 2006
                                                --------------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-6395                                     95-2119684
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      (Commission File Number)                 (IRS Employer Identification No.)

               200 Flynn Road
            Camarillo, California                          93012-8790
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   (Address of Principal Executive Offices)                (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

            On May 22, 2006, the Registrant issued the press release attached hereto as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

            (c)  Exhibits

                 Exhibit 99.1 Press Release of the Registrant dated
                 May 22, 2006.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2006                             SEMTECH CORPORATION



                                               By:  /s/ David G. Franz, Jr.
                                                  -----------------------------
                                                    David G. Franz, Jr.
                                                    Chief Financial Officer

INDEX TO EXHIBITS


Exhibit Number             Description of Document
--------------             -----------------------

99.1                       Press Release of the Registrant dated May 22, 2006